UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 20, 2026

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $0.01 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange
The Southern Company	Series 2025A 6.50% Junior Subordinated Notes due 2085	SOJF	New York Stock Exchange
The Southern Company	2025 Series A Corporate Units	SOMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 20, 2026, the Board of Directors (the “Board”) of The Southern Company (the “Company”) amended and restated the Company’s By-Laws (as so amended and restated, the “Amended and Restated By-Laws”), which were immediately effective. The amendments, among other things:
•update certain requirements under the special meeting provisions related to stockholders’ ability to request that a special meeting of the stockholders of the Company be called, including:
◦requiring a stockholder submitting a written request to call a special meeting to own the Requisite Percentage (as defined in the Amended and Restated By-Laws) of shares of the Company stock on a net long basis and to hold such shares for at least one year prior to the date that such request was delivered to the Company;
◦providing that a stockholder special meeting request will not be valid if, among other things, it is received during the period commencing 90 calendar days prior to the first anniversary of the date of the preceding year’s annual meeting and ending 90 calendar days after the first anniversary of the date of the preceding year’s annual meeting (instead of during the period commencing 90 calendar days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting); and
◦reflecting the universal proxy rules as set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
•update certain procedural and informational requirements under the advance notice provisions related to director nominations and other proposals by stockholders for consideration at stockholder meetings including:
◦reflecting the universal proxy rules as set forth in Rule 14a-19 under the Exchange Act by requiring the stockholder making a nomination to represent whether it will comply with the universal proxy rules and providing that the nomination will be disregarded if the stockholder does not comply with the universal proxy rules;

◦requiring disclosure of (i) any plans or proposals which the stockholder making a nomination or submitting a proposal may have with respect to securities of the Company that would be required to be disclosed pursuant to Item 4 of Schedule 13D under the Exchange Act and (ii) any agreement, arrangement or understanding with respect to the proposed business or nomination between or among the stockholder making a nomination or submitting a proposal, and/or any other person, including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D under the Exchange Act;
◦setting the timeframe for a stockholder to submit nominations or other business under the advance notice provisions for annual meetings as not less than 90 days or more than 120 days prior to the first anniversary of the preceding year’s annual meeting;
◦setting the timeframe for a stockholder to submit nominations at special meetings (if directors will be elected at such special meeting) as no earlier than the 120th day prior to such meeting and not later than the later of the 90th day prior to such meeting and the 10th day following the date on which public announcement of the date of such special meeting at which directors are to be elected is first made by the Company;
◦clarifying that stockholders may nominate candidates for election to the Board at a special meeting of stockholders only if it has been determined by the Board or a stockholder who validly submitted a request to call a special meeting for the election of directors pursuant to the Amended and Restated By-Laws that directors shall be elected at such special meeting; and
◦reserving the white proxy card solely for use by the Board;
•clarify that a determination as to whether a proposal or nomination made by a stockholder was made in accordance with the applicable procedures of the Amended and Restated By-Laws will be made by the Board in advance of the meeting or by the presiding officer of the meeting during the meeting;

•clarify that the voting standard for all matters submitted to the stockholders other than the election of directors is the affirmative vote of a majority of the votes properly cast on the matter unless a different or minimum vote is required by the Certificate of Incorporation of the Company, the Amended and Restated By-Laws, the rules and regulations of any stock exchange applicable to the Company, or any law or regulation applicable to the Company or its securities, in which case such different or minimum vote shall be the applicable vote on the matter;
•provide that any and all business may be transacted at a special meeting of the Board, unless indicated in the notice thereof, but such notice need not state the purpose of the meeting;
•provide that, unless the Company consents in writing to the selection of an alternative forum, (i) the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for certain intracorporate matters and (ii) the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended.
The amendments to the Company’s By-Laws also include other immaterial changes to conform to recent amendments to the General Corporation Law of the State of Delaware (the “DGCL”), to conform various provisions of the Company’s By-Laws to the DGCL or to other provisions of the Company’s By-Laws and to make other ministerial or clarifying changes.
The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-Laws.
A copy of the Amended and Restated By-Laws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.
Advance Notice Deadline for 2027 Annual Meeting of Stockholders
The Company held its 2026 Annual Meeting of Stockholders on May 13, 2026. As a result of the Amended and Restated By-Laws discussed in Item 5.03 above, the advance notice provisions’ deadline for submission of written notice of director nominations or other business by stockholders (other than a proposal submitted for inclusion in the Company’s proxy materials under Exchange Act Rule 14a-8) for the Company’s 2027 Annual Meeting of Stockholders is no earlier than January 13, 2027 and no later than February 12, 2027.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated By-Laws of Southern Company, effective October 20, 2026.

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2026	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary
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